SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A

                           AMENDMENT TO CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): November 7, 2001



                   THE BLUEBOOK INTERNATIONAL HOLDING COMPANY
      ---------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)




         DELAWARE                       0-31008                98-0125787
-----------------------------    ---------------------      -----------------
       (State or Other          (Commission File Number)    (I.R.S. Employee
Jurisdiction of Incorporation)                            Identification Number)


        21098 Bake Parkway, Suite 100, Lake Forest, California 92630-2163
 ------------------------------------------------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)


                                 (714) 731-3389
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              (Registrant's Telephone Number, Including Area Code)


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                   THE BLUEBOOK INTERNATIONAL HOLDING COMPANY
                                   FORM 8-K/A

General:  This  report  on  Form 8-K/A amends that certain Form 8-K filed by The
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Bluebook  International  Holding  Company  (formerly  known  as  Gama  Computer
Corporation) (the "Company") on November 19, 2001. This report provides as an exhibit hereto the letter from the Former Accountant required by Item 4 of Form 8-K, in accordance with Item 304 of Regulation S-K. All other information required pursuant to Item 4, Changes in Registrant's Certifying Accountant, is included in Form 8-K filed by the Company on November 19, 2001.


Item  4.
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     (a)  On  November  16,  2001, the Company requested a letter (the "Letter")
from the Company's former accountant, Wrinkle, Gardner & Company, P.C. (the "Former Accountant"), in accordance with Item 304 of Regulation S-K. On December 10, 2001, the Company received the Letter from the Former Accountant, addressed to the Securities and Exchange Commission, certifying that the Former Accountant agreed with the statements concerning the Former Accountant in the Form 8-K filed by the Company on November 19, 2001. A copy of the Letter is included herein as Exhibit 16.

Item  7.  Exhibits
-------

(a)  No  financial statements are required to be filed by this item.

(b)  Exhibits

     16   Letter  re  Change  in  Certifying  Accountant


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment to Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


THE BLUEBOOK INTERNATIONAL HOLDING COMPANY


Date:  December  10,  2001          By:  /s/  Mark  A.  Josipovich
                                    --------------------------------------------
                                    Mark A. Josipovich, Chief Executive Officer




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